SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

Waddell & Reed Advisors Municipal Bond Fund, Inc.

The cover page of the Statement of Additional Information is revised to reflect the date of June 30, 2000.

The disclosure regarding the respective Distribution and Service Plans ("Plans") for Class A shares, Class B shares and Class C shares is revised to reflect that such shares are offered through Waddell & Reed, Inc. and also through certain other broker-dealers. In addition to the dealer reallowance that may be applicable to Class A share purchases, as described in the Prospectus, Waddell & Reed, Inc. may pay such broker-dealers a portion of the fees it receives under the respective Plans as well as other compensation in connection with the distribution of Fund shares, including the following: i) for the purchase of Class A shares purchased at net asset value by clients of Legend Equities Corporation ("Legend"), Waddell & Reed, Inc. (or its affiliate) may pay Legend 1.00% of net assets invested; ii) for the purchase of Class B shares, Waddell & Reed, Inc. (or its affiliate) may pay Legend 4.00% of net assets invested; iii) for the purchase of Class C shares, Waddell & Reed, Inc. (or its affiliate) may pay Legend 1.00% of net assets invested.

To be attached to the cover page of the Statement of Additional Information of:

Waddell & Reed Advisors Municipal Bond Fund, Inc. - Dated June 30, 1999

This Supplement is dated July 3, 2000